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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1933



                                FEBRUARY 5, 2004
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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                   PCTEL, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                     000-27115                 77-0364943
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(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)


                              8725 W. HIGGINS ROAD
                             CHICAGO, ILLINOIS 60631
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (773) 243-3000
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (c) Exhibits

    The following exhibit is furnished herewith:

    99.1    Press Release, dated February 5, 2004

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        The following information is intended to be furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

        On February 5, 2004, PCTEL, Inc. issued a press release announcing its financial results for its fourth fiscal quarter and its fiscal year ended December 31, 2003. The full text of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.




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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2004

                                     PCTEL, INC.

                                     By: /s/ John W. Schoen
                                         ---------------------------------------
                                         John W. Schoen, Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit
Number            Description

99.1              Press Release, dated February 5, 2004

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